Churchill Tax-Free Fund of Kentucky
                         380 Madison Avenue, Suite 2300
                               New York,* NY 10017
                                  800-437-1020
                                  212-697-6666
                                   Prospectus

                                                            April 30, 2008
Class A Shares
Class C Shares

         Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Kentucky state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc.* 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


 TABLE OF CONTENTS

 The Fund's Objective, Investment Strategies
 and Main Risks.................................2
 Risk/Return Bar Chart and Performance Table ...3
 Fees and Expenses of the Fund..................5
 Investment of the Fund's Assets................6
 Fund Management................................9
 Net Asset Value per Share.....................11
 Purchases ....................................11
 Redeeming Your Investment.....................13
 Alternative Purchase Plans....................16
 Dividends and Distributions...................23
 Tax Information...............................24
 Financial Highlights..........................27

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

         The Fund's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

         The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and regular Federal income taxes. We call these "Kentucky Obligations." In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 12 and 15 years.

         At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.

         The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's assets must be invested in Kentucky Obligations whose interest is exempt from Kentucky state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.


         The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Kentucky Issuers?")


         There are two types of risk associated with any fixed- income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. If the value of Kentucky Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 [Bar Chart]
Annual Total Returns
1998-2007

14%

12%

10%
                    8.45        8.15
8%                  XXXX        XXXX
                    XXXX        XXXX
6%                  XXXX        XXXX
        5.13        XXXX        XXXX
4%      XXXX        XXXX  4.02  XXXX  4.50  4.49        4.02
        XXXX        XXXX  XXXX  XXXX  XXXX  XXXX        XXXX
2%      XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  2.39  XXXX  2.38
        XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX
0%      XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX
              XXXX
-2%          -1.51

-4%

        1998  1999  2000  2001  2002  2003  2004  2005  2006  2007
                         Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.81% (quarter ended September 30, 2002) and the lowest return for a quarter was -1.61% (quarter ended June 30, 2004).

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                          Average Annual Total Return

For the Period Ended
December 31, 2007           1 Year     5 Years  10 Years
Churchill Tax-Free Fund of Kentucky
Class A Shares(1)
    Return before taxes      (1.70)%    2.72%    3.74%
    Return after taxes on
     distributions           (3.08)%    2.14%    3.04%
    Return after taxes on
     distributions and
     redemptions             (1.01)%    2.33%    3.13%

Churchill Tax-Free Fund of Kentucky
Class C Shares
    Return before taxes       0.60%(2)  2.68%    3.29%

Lehman Brothers Quality Intermediate
  Municipal Bond Index(3)     4.88%     3.59%    4.73%

(1) The average annual total returns shown for Class A Shares reflect the maximum 4% sales load.

(2) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                          Class A           Class C
                                          Shares            Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)       4.00%               None

Maximum Deferred Sales Charge (Load)..    None(1)            1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....  None               None
Redemption Fees..........................  None               None
Exchange Fee.............................  None               None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee ...........................0.40%               0.40%
Distribution (12b-1) Fee..................0.15%               0.75%
Other:
 Service Fee.....................None                 0.25%
 Other Expenses(3)...............0.20%                0.20%
 Total(3).................................0.20%               0.45%
Total Annual Fund
 Operating Expenses(3)....................0.75%               1.60%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

(3) Does not reflect an offset in Fund expenses received in the year ended December 31, 2007 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses were 0.74% for Class A Shares and 1.59% for Class C Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year    3 years          5 years        10 years

Class A Shares............$474      $630             $800          $1,293
Class C Shares............$263      $505             $871          $1,462(4)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$163      $505             $871          $1,462(4)

(4) Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

         The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

Kentucky Obligations

         The Fund invests in Kentucky Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity.

         The obligations of non-Kentucky issuers that the Fund can purchase as Kentucky Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

         * obtaining funds for general operating expenses,
         * refunding outstanding obligations,
         * obtaining funds for loans to other public institutions and facilities, and
         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         * tax, revenue or bond anticipation notes,
         * construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *floating and variable rate demand notes.

Churchill Tax-Free Fund of Kentucky

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Kenton Co. Airport Board
 [PICTURE]
Scott County School District
[PICTURE]
Higher Education
[PICTURE]
University of Kentucky Library
[PICTURE]
Warren County Judicial Center
[PICTURE]
Kentucky Turnpike Authority



The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of March 11, 2008 and together represented 6.93% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Kentucky Obligations, the market value of a Kentucky Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


"What are the main risk factors and special considerations specifically relating to investment in Kentucky Issuers?"


         The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on the Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


         Along with a number of other states, Kentucky is currently facing a significant budget deficit. Large spending cuts have been proposed and additional revenue sources are being researched. In addition to studying the possibility of legalizing gambling in the Commonwealth, additional tax initiatives are being considered. It is not possible to predict which, if any, of these will come to pass or what their combined effect on the finances of the Commonwealth may be.


         The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

         In 2002, Kentucky faced two major difficulties. For political reasons, the Legislature and the Governor were unable to agree on a budget, and for most of the year, there was no budget. The state operated under a spending plan proposed by the Governor. In addition, the nation-wide economic downturn that began in 2001 failed to abate, causing revenues to shrink. The ability of the government of the Commonwealth was, moreover, constrained by having largely used reserves to make up shortfalls in earlier periods. Rating agencies downgraded the Commonwealth's debt in late 2002, although it remains at a general AA level.

         Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent settlement between the tobacco companies and individual states, including Kentucky, which were just beginning to be felt, have been put in jeopardy by recent litigation against one of the tobacco companies that may impair its ability to fund its share of the settlement. Loss of part of that anticipated revenue stream would put further pressure on the state's budget.

         Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

         The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

         Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.

                                 Fund Management

"How is the Fund managed?"

         Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

         The Manager provides the Fund with local advisory services.

         Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

         A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the Fund's semi-annual report to shareholders dated June 30, 2007.

Information about the Manager


         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. As of March 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts. It is anticipated that these arrangements will change.



         On the date of this prospectus, a transaction has been proposed under which the share ownership of the Manager's corporate parent, AMC, will be adjusted so that no individual will hold with power to vote, directly or indirectly, more than 24.9% of its voting shares. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager. The transaction, if consummated, will result in a change of control of AMC which will cause the termination of the current Advisory and Administration Agreement by its terms. In anticipation of the transaction the shareholders of the Fund have approved a new Advisory and Administration Agreement with the same terms and conditions, which would go into effect upon the termination of the current agreement.



         Consummation of the transaction is subject to a number of conditions and may not occur. For example, the consents or approvals of the shareholders of other funds in the Aquila Group of Funds might not be obtained. This could affect whether or not the transaction occurs. It is possible, however, that the shareholders of AMC may proceed with the transaction even if new agreements are approved by less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser. AMC currently expects that the transaction will occur during the fourth quarter of 2008. If for some reason the transaction does not occur, the automatic termination of the current advisory agreement will not occur and the new advisory agreement will not be entered into, even if it has been approved by the Fund's shareholders.



         Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.



         The Fund's portfolio is managed locally in Kentucky at the Manager's Louisville office by Mr. Thomas S. Albright, Senior Vice President and Portfolio Manager. Mr. Albright has served as the Fund's portfolio manager since September 1995, when Banc One Investment Advisors Corporation, subsequently the sub-adviser, became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright attended the University of Louisville.


         Mr. Todd Curtis is the back-up portfolio manager of the Fund. He has been the portfolio manager of Tax-Free Trust of Arizona since its inception in 1986. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund. It also has additional information about the transaction referred to above.


                            Net Asset Value per Share

         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

         The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Kentucky Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Fund?"

         You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

         Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

         On the date of this Prospectus, Class A Shares and Class C Shares are available only in:

Kentucky *Alabama *Florida * Georgia * Hawaii * Illinois * Indiana * Missouri * New Jersey * New York * Ohio * Pennsylvania * Tennessee

         In addition, Class A Shares are available in Texas.

         The Fund and the Distributor may reject any order for the purchase of shares.


"How much money do I need to invest?"

  Option I


  * Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.


  * Subsequently, any amount (for investments in shares of the same class).

         To qualify for purchases of Class A Shares or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

  Option II

     *    $50 or more if an Automatic Investment Program is established.

     *    Subsequently, any amount you specify of $50 or more.

     * You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:

         * through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

         * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

                               Opening an Account

* Make out a check for the investment amount payable to Churchill Tax-Free Fund of Kentucky.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.

                              Adding to An Account


By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Churchill Tax-Free Fund of Kentucky.
(broker/dealers) to advise us that you would like to
purchase shares of the Fund by wire transfer.             * Fill out the pre-printed stub attached to the
                                                          Fund's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Fund.

Bank Name:PNC Bank, Philadelphia, PA                      * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Fund's Agent, PFPC Inc.
Account Name: Aquila Group of Funds
Account No.: 85-0242-8425 Further Credit:
Churchill Tax-Free Fund of Kentucky,
Name of Shareholder and Account Number.


"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

         * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

         * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

         *Class C Shares held for less than 12 months (from the date of purchase); and

         *CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

By telephone, call:

800-437-1000
toll-free

By FAX, send instructions to:

508-599-1838

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and
(3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

         Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                   member of a national securities exchange

                   U.S. bank or trust company

                   state-chartered savings bank

                   federally chartered savings and loan association

                   foreign bank having a U.S. correspondent bank; or

                   participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

         Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

                  account name(s)

                  account number

                  dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

                  signature(s) of the registered shareholder(s); and

                  signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption                 Method of Payment                Charges

Under $1,000.              Check.                            None.

$1,000 or more.            Check, or wired or                None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account, if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your            None.
broker/dealer.             broker/dealer.                    However your
                                                             broker/dealer
                                                             may charge a
                                                             fee.

         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                           Class A Shares               Class C Shares
                    "Front-Payment Class"           "Level-Payment Class"

Initial               Class A Shares are              None. Class C
Sales                 offered at net asset            Shares are offered
Charge                value plus a maximum            at net asset value
                      sales charge of 4%,             with no sales
                      paid at the time of             charge payable at
                      purchase. Thus,                 the time of
                      your investment is              purchase.
                      reduced by the
                      applicable sales
                      charge.

Contingent            None (except for                A maximum CDSC of
Deferred              certain purchases of            1% is imposed upon
Sales                 $1 million or more)             the redemption of
Charge                                                Class C Shares held
("CDSC")                                              for less than 12
                                                      months. No CDSC
                                                      applies to Class
                                                      C Shares acquired
                                                      through the
                                                      reinvestment
                                                      of dividends
                                                      or distributions.

Distribution           A distribution                 There is a level
and Service            fee of 0.15                    charge for
Fees                   of 1% is imposed on            distribution and
                       the average annual             service fees for six
                       net assets                     years after the
                       represented by the             date of purchase
                       Class A Shares.                at the aggregate
                                                      annual rate of
                                                      1% of the average
                                                      net assets
                                                      represented
                                                      by the Class C
                                                      Shares.

Other                  The initial sales              Class C Shares
Information            charge is waived or            together with a
                       reduced in some                pro- rata portion
                       cases. Larger                  of all Class C
                       purchases qualify              Shares acquired
                       for lower sales                through
                       charges.                       reinvestment of
                                                      dividends
                                                      and other
                                                      distributions
                                                      paid in
                                                      additional
                                                      Class C Shares
                                                      automatically
                                                      convert to Class
                                                      A Shares
                                                      after six
                                                      years.

Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering             Class C Shares Offering
Price                                       Price

Net asset value per share Net asset value per share plus the applicable sales charge

         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their accounts;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.

         You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

   A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds in accordance with the following table:


          I                II                        III
Amount of Purchase         Sales Charge as           Sales Charge as
And Value of All           Percentage of             Approximate
Class A Shares Held        Public                    Percentage of
By a Single Purchaser      Offering Price            Amount Invested

Less than $25,000          4.00%                     4.17%
$25,000 but less
  than $50,000             3.75%                     3.90%
$50,000 but less
  than $100,000            3.50%                     3.63%
$100,000 but less
  than $250,000            3.25%                     3.36%
$250,000 but less
  than $500,000            3.00%                     3.09%
$500,000 but less
  than $1,000,000          2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account would be equivalent to the amount of your payment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption.

         The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:

                                                     During First Two Years After Purchase
Value of Holdings
  Over $1 million and up to $2.5 million                              1%

  Over $2.5 million and up to $5 million                        0.50% in year 1
                                                                0.25% in year 2

  Over $5 million                                                      0


         However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

         * - Redemption following the death of the shareholder or beneficial owner.

         * - Redemption by the Fund when an account falls below the minimum required account size.

         * - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General

   Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


   The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Fund's name, then on "Highlights," then scroll down to "Alternative Purchase Plans and Sales Charge Breakpoints."


   Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares.

   The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

         The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund's Class A Shares instead.

         Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     * The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

         Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

         Exchange Privilege

Generally, you can exchange shares of this Fund into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

 Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations?"

         A statement will be mailed to you confirming each purchase or redemption of shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

         (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Payments with respect to each class are made only out of the Fund's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         Whenever the Fund makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to
0.40 of 1% of the Fund's average annual net assets.

Shareholder Services Plan for Class C Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

Additional Information

         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death"("TOD") Registration (Both Classes)

         The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

            1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

            2. the third business day after the day the net asset value of the redeemed shares was determined.

         The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

 "How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.
                                 Tax Information

         Net investment income includes income from Kentucky Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.


         It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Kentucky income taxes.


         During the last calendar year, the Fund's dividends consisted of the following:

Calendar Year
12/31/07

                 Exempt Interest        Capital                Ordinary
                 Dividends              Gains Dividends        Dividend Income
Class A          86.76%                 13.24%                 0.00%
Shares

Class C          85.94%                 14.06%                 0.00%
Shares


         The U.S. Supreme Court has under review a Kentucky state court decision holding that the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violates the U.S. Constitution. If the Supreme Court affirms the Kentucky court's decision, Kentucky (and all other states that differentially tax interest on in-state and out-of-state municipal obligations) may then be required to accord equal income tax treatment to all interest on municipal obligations. While it is impossible to predict the consequences of such an outcome, they may include effects on the net asset values of the shares, and/or on the tax treatment of the dividends, of some or all funds that invest substantially or exclusively in the municipal obligations of a single state, including the Fund. Regardless of the outcome of the case, the Federal tax-exempt status of the dividends on municipal obligations will not be affected. The case was argued in November, 2007 with a decision likely to be handed down by mid-2008.


         Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

         Kentucky Obligations acquired by the Fund after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in "market discount" gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Fund could elect to accrue such market discount as ordinary income during the period it holds such Kentucky Obligations.

         If the Fund acquires Kentucky Obligations at a premium over the principal amount, the Fund must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.


         In the event the Fund acquires or sells futures or options, the income from such arrangements may result in taxable ordinary income. Capital gains dividends (net long-term gains over net short-term losses)(which generally may exclude post-October 31 capital losses for this purpose) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.


         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund which are not offset by capital gains are not distributed, but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Fund's gains or losses on sales of Kentucky Obligations will be deemed long-or short-term depending upon the length of time the Fund holds these obligations.

         You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

         Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky taxes?"


         Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.



         In addition, with respect to distributions of interest income made by the Fund from obligations issued by states and their municipalities outside of Kentucky which pay interest exempt from regular Federal income taxes (e.g., other than Kentucky Obligations), the Kentucky Court of Appeals has ruled in Davis v. Department of Revenue that Kentucky's taxation of income derived from bonds issued outside the state is facially unconstitutional because it affords more favorable tax treatment to in-state bonds than it does to extraterritorially issued bonds and, therefore, violates the dormant Commerce Clause of the U.S. Constitution. The consequence of this decision is that distributions of interest income made by the Fund from non-Kentucky Obligations would similarly be exempt from Kentucky income tax. As discussed above, the case is currently under review by the U.S. Supreme Court and the decision could be reversed on a retroactive basis.



         Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains distributions, will generally not be exempt from Kentucky income tax.


         Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                                                                           Class A
                                              -----------------------------------------------------------------
                                                                    Year Ended December 31,
                                              -----------------------------------------------------------------
                                                2007           2006          2005          2004          2003
                                              --------       --------      --------      --------      --------

Net asset value, beginning of period .....    $  10.59       $  10.60      $  10.74      $  10.69      $  10.66
                                              --------       --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income ..................        0.39++         0.39+         0.39+         0.42+         0.44+
  Net gain (loss) on securities (both
    realized and unrealized) .............       (0.15)          0.03         (0.14)         0.05          0.03
                                              --------       --------      --------      --------      --------
  Total from investment operations .......        0.24           0.42          0.25          0.47          0.47
                                              --------       --------      --------      --------      --------
Less distributions:
  Dividends from net investment income ...       (0.39)         (0.40)        (0.39)        (0.42)        (0.44)
  Distributions from capital gains .......       (0.06)         (0.03)           --            --            --
                                              --------       --------      --------      --------      --------
  Total distributions ....................       (0.45)         (0.43)        (0.39)        (0.42)        (0.44)
                                              --------       --------      --------      --------      --------
Net asset value, end of period ...........    $  10.38       $  10.59      $  10.60      $  10.74      $  10.69
                                              ========       ========      ========      ========      ========
Total return (not reflecting sales charge)        2.38%          4.02%         2.39%         4.49%         4.50%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $194,140       $211,501      $223,811      $232,927      $229,176
  Ratio of expenses to average
    net assets ...........................        0.75%          0.76%         0.77%         0.73%         0.72%
  Ratio of net investment income to
    average net assets ...................        3.77%          3.71%         3.66%         3.96%         4.14%
  Portfolio turnover rate ................       18.92%         19.07%        24.87%        14.31%        17.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average
    net assets ...........................        0.74%          0.76%         0.76%         0.73%         0.71%


                                                                           Class C
                                              -----------------------------------------------------------------
                                                                    Year Ended December 31,
                                              -----------------------------------------------------------------
                                                2007           2006          2005          2004          2003
                                              --------       --------      --------      --------      --------

Net asset value, beginning of period .....    $  10.58       $  10.59      $  10.73      $  10.69      $  10.66
                                              --------       --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income ..................        0.31++         0.30+         0.30+         0.33+         0.35+
  Net gain (loss) on securities (both
    realized and unrealized) .............       (0.15)          0.03         (0.14)         0.04          0.03
                                              --------       --------      --------      --------      --------
  Total from investment operations .......        0.16           0.33          0.16          0.37          0.38
                                              --------       --------      --------      --------      --------
Less distributions:
  Dividends from net investment income ...       (0.30)         (0.31)        (0.30)        (0.33)        (0.35)
  Distributions from capital gains .......       (0.06)         (0.03)           --            --            --
                                              --------       --------      --------      --------      --------
  Total distributions ....................       (0.36)         (0.34)        (0.30)        (0.33)        (0.35)
                                              --------       --------      --------      --------      --------
Net asset value, end of period ...........    $  10.38       $  10.58      $  10.59      $  10.73      $  10.69
                                              ========       ========      ========      ========      ========
Total return (not reflecting sales charge)        1.61%          3.15%         1.53%         3.51%         3.62%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $  4,120       $  5,686      $  7,296      $  8,166      $  7,197
  Ratio of expenses to average
    net assets ...........................        1.60%          1.62%         1.62%         1.58%         1.57%
  Ratio of net investment income to
    average net assets ...................        2.92%          2.87%         2.81%         3.11%         3.26%
  Portfolio turnover rate ................       18.92%         19.07%        24.87%        14.31%        17.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average
    net assets ...........................        1.59%          1.61%         1.61%         1.58%         1.56%


----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

 FOUNDERS
 Lacy B. Herrmann, Chairman Emeritus
 Aquila Management Corporation

 MANAGER
 Aquila Investment Management LLC
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 BOARD OF TRUSTEES
 Thomas A. Christopher, Chair
 Diana P. Herrmann
 Timothy J. Leach
 Theodore T. Mason
 Anne J. Mills
 James R. Ramsey

 OFFICERS
 Diana P. Herrmann, President
 Thomas S. Albright, Senior Vice President and Portfolio Manager
 Jerry G. McGrew, Senior Vice President
 Jason T. McGrew, Vice President
 Robert W. Anderson, Chief Compliance Officer
 Joseph P. DiMaggio, Chief Financial Officer and Treasurer
 Edward M.W. Hines, Secretary

 DISTRIBUTOR
 Aquila Distributors, Inc.
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 TRANSFER AND SHAREHOLDER SERVICING AGENT
 PFPC Inc.
 101 Sabin Street
 Pawtucket, Rhode Island 02860

 CUSTODIAN
 JPMorgan Chase Bank, N.A.
 1111 Polaris Parkway
 Columbus, Ohio 43240

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 Tait, Weller & Baker LLP
 1818 Market Street, Suite 2400
 Philadelphia, Pennsylvania 19103

 COUNSEL
 Butzel Long, a professional corporation
 380 Madison Avenue, 22nd Floor
 New York, New York 10017

         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

          In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 This Prospectus should be read and retained for future reference

 The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5086.

                       Churchill Tax-Free Fund of Kentucky

                                   One of The
                              Aquila Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS


                     To make shareholder account inquiries,
                 call the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 02860-1427

                     Ticker Symbol        CUSIP #

Class A Shares         CHTFX              171562101
Class C Shares         CHKCX              171562309

                       Churchill Tax-Free Fund of Kentucky
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus

                                                           April 30, 2008
Class Y Shares
Class I Shares




         Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Kentucky state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc. * 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                                        800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks..................................2
Risk/Return Bar Chart and Performance Table ....4
Fees and Expenses of the Fund...................6
Investment of the Fund's Assets.................7
Fund Management.................................9
Net Asset Value per Share......................11
Purchases .....................................11
Redeeming Your Investment......................13
Alternative Purchase Plans.....................16
Dividends and Distributions....................19
Tax Information................................20
Financial Highlights...........................23

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

         The Fund's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

         The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and regular Federal income taxes. We call these "Kentucky Obligations." In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 12 and 15 years.

         At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.

         The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's assets must be invested in Kentucky Obligations whose interest is exempt from Kentucky state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.


         The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Kentucky Issuers?")


         There are two types of risk associated with any fixed- income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. If the value of Kentucky Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in performance of the Fund's Class Y Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 [Bar Chart]
 Annual Total Returns
 1998-2007

10%                8.62        8.30
                   XXXX        XXXX
8%                 XXXX        XXXX
                   XXXX        XXXX
6%                 XXXX        XXXX
       5.26        XXXX  4.28  XXXX  4.65  4.65
4%     XXXX        XXXX  XXXX  XXXX  XXXX  XXXX        4.08
       XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  2.55  XXXX  2.63
2%     XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX
       XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX
0%     XXXX        XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX

            -1.46
             1998  1999  2000  2001  2002  2003  2004  2005  2006  2007

                     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 3.85% (quarter ended September 30, 2002) and the lowest return for a quarter was -1.48% (quarter ended June 30, 2004).


                     Average Annual Total Return


For the period               1 Year    5 Years    10 Years
ended December 31, 2007

Churchill Tax-Free Fund of Kentucky
Class Y Shares
    Return before taxes      2.63%      3.71%      4.32%
    Return after taxes on
       Distributions         1.15%      3.03%      3.50%
    Return after taxes on
       distributions and
       redemptions           1.81%      3.12%      3.55%

Lehman Brothers Quality
Intermediate
Municipal Bond Index(1)      4.88%      3.59%      4.73%


                                                   Since
For the period              1 Year    5 Years    Inception(2)
ended December 31, 2007

Churchill Tax-Free Fund of Kentucky
Class I Shares
    Return before taxes      2.33%      3.40%       3.98%

Lehman Brothers Quality
Intermediate
Municipal Bond Index(1)      4.88%      3.59%       3.61%


(1) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

(2) From commencement of Class I Shares on August 6, 2001.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                             Class I          Class Y
                                             Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price) .......None             None
Maximum Deferred Sales Charge (Load).........None             None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None             None
Redemption Fees..............................None             None
Exchange Fee ................................None             None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)



Management Fee ..............................0.40%            0.40%
Distribution (12b-1) Fee.....................0.15%(1)         None
Other (2)....................................0.39%            0.20%
Total Annual Fund Operating Expenses(2)......0.94%(2)         0.60%(2)


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect an offset in Fund expenses received in the year ended December 31, 2007 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses were 0.59% for Class Y Shares and 0.88% for Class I Shares. "Other" expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.14% while Class Y Shares bear only the common charges of 0.14% and an allocation for transfer agent services of 0.06%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years    5 years    10 years

 Class I Shares..........  $96      $300       $520       $1,155
 Class Y Shares........... $61      $192       $335       $  750

                         Investment of the Fund's Assets

"Is the Fund right for me?"

         The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Kentucky Obligations

         The Fund invests in Kentucky Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity.

         The obligations of non-Kentucky issuers that the Fund can purchase as Kentucky Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

         Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

         *        obtaining funds for general operating expenses,
         *        refunding outstanding obligations,
         * obtaining funds for loans to other public institutions and facilities, and
         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *        tax, revenue or bond anticipation notes,
         *        construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *        floating and variable rate demand notes.


"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Kentucky Obligations, the market value of a Kentucky Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


"What are the main risk factors and special considerations specifically relating to investment in Kentucky Issuers?"


         The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on the Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


         Along with a number of other states, Kentucky is currently facing a significant budget deficit. Large spending cuts have been proposed and additional revenue sources are being researched. In addition to studying the possibility of legalizing gambling in the Commonwealth, additional tax initiatives are being considered. It is not possible to predict which, if any, of these will come to pass or what their combined effect on the finances of the Commonwealth may be.


         The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

         In 2002, Kentucky faced two major difficulties. For political reasons, the Legislature and the Governor were unable to agree on a budget, and for most of the year, there was no budget. The state operated under a spending plan proposed by the Governor. In addition, the nation-wide economic downturn that began in 2001 failed to abate, causing revenues to shrink. The ability of the government of the Commonwealth was, moreover, constrained by having largely used reserves to make up shortfalls in earlier periods. Rating agencies downgraded the Commonwealth's debt in late 2002, although it remains at a general AA level.

         Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent settlement between the tobacco companies and individual states, including Kentucky, which were just beginning to be felt, have been put in jeopardy by recent litigation against one of the tobacco companies that may impair its ability to fund its share of the settlement. Loss of part of that anticipated revenue stream would put further pressure on the state's budget.

         Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

         The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

         Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.

                                 Fund Management

"How is the Fund managed?"

         Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

         The Manager provides the Fund with local advisory services.

         Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

         A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the Fund's semi-annual report to shareholders dated June 30, 2007.

Information about the Manager


         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. As of March 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts. It is anticipated that these arrangements will change.



         On the date of this prospectus, a transaction has been proposed under which the share ownership of the Manager's corporate parent, AMC, will be adjusted so that no individual will hold with power to vote, directly or indirectly, more than 24.9% of its voting shares. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager. The transaction, if consummated, will result in a change of control of AMC which will cause the termination of the current Advisory and Administration Agreement by its terms. In anticipation of the transaction the shareholders of the Fund have approved a new Advisory and Administration Agreement with the same terms and conditions, which would go into effect upon the termination of the current agreement.



         Consummation of the transaction is subject to a number of conditions and may not occur. For example, the consents or approvals of the shareholders of other funds in the Aquila Group of Funds might not be obtained. This could affect whether or not the transaction occurs. It is possible, however, that the shareholders of AMC may proceed with the transaction even if new agreements are approved by less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser. AMC currently expects that the transaction will occur during the fourth quarter of 2008. If for some reason the transaction does not occur, the automatic termination of the current advisory agreement will not occur and the new advisory agreement will not be entered into, even if it has been approved by the Fund's shareholders.



         Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.



         The Fund's portfolio is managed locally in Kentucky at the Manager's Louisville office by Mr. Thomas S. Albright, Senior Vice President and Portfolio Manager. Mr. Albright has served as the Fund's portfolio manager since September 1995, when Banc One Investment Advisors Corporation, subsequently the sub-adviser, became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright attended the University of Louisville.


         Mr. Todd Curtis is the back-up portfolio manager of the Fund. He has been the portfolio manager of Tax-Free Trust of Arizona since its inception in 1986. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund. It also has additional information about the transaction referred to above.


                            Net Asset Value per Share

         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations.

"In which states can I buy shares of the Fund?"

         You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

         Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


*Kentucky *Alabama * Florida * Georgia * Hawaii * Illinois * Indiana * Missouri
* New York * Ohio* Pennsylvania


         The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:


         $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.


         Subsequent investments can be in any amount.

         To qualify for purchases of Class Y Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

For Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

         You may purchase Class Y Shares:

     * through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         You may purchase Class I Shares only through a financial intermediary.

         The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

Opening a Class Y Shares                    Adding to a Class Y
                                            Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to
Churchill Tax-Free Fund of                  Churchill Tax-Free Fund
Kentucky.                                   of Kentucky.

* Complete a New Account                    * Fill out the pre-printed
Application, which is                       stub attached
available with the Prospectus               to the Fund's
or upon request, indicating                 confirmations
the features you wish to                    or supply the name(s)
authorize.                                  of account owner(s),
                                            the account number, and
                                            the name of the
                                            Fund.

* Send your check and                       * Send your check and
completed New Account                       account information
Application                                 to your dealer or
to your dealer or                           to the Fund's
to the Fund's                               Agent, PFPC Inc.
Agent, PFPC Inc.


"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

         * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

         * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

By telephone, call:

800-437-1000 toll-free

By FAX, send instructions to:

508-599-1838

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s); and

         signature guarantee(s), if required, as indicated below.

         To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

         You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account, if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

         In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations.

                           Class Y Shares              Class I Shares
                           "Institutional Class"       "Financial
                                                       Intermediary Class"

Initial Sales              None.                       None.
Charge                                                 Financial
                                                       intermediaries may
                                                       charge a fee for
                                                       purchase of shares.

Contingent                 None.                       None.
Deferred Sales
Charge

Distributions and          None.                       Distribution fee of
Service Fees                                           up to 0.25 of 1% of
                                                       average annual
                                                       net assets
                                                       allocable to Class
                                                       I Shares, currently
                                                       up to 0.15 of
                                                       1% of such net
                                                       assets, and a
                                                       service fee of up
                                                       to 0.25 of 1% of
                                                       such assets.

"What price will I pay for the Fund's shares?"

         The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

         The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

         The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

Exchange Privilege

         Generally, you can exchange Class Y shares of this Fund into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.

         The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

 Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.


"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments (currently up to 0.15 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund.

         Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         The Plan also permits payments out of the assets of the Fund's Class A Shares. Whenever the Fund makes Class A payments under the Plan, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from
0.50 of 1% to 0.40 of 1% of the Fund's average annual net assets.

         No payments are made under the Plan out of assets represented by Class Y Shares.


         From time to time the Manager may make payments from its own resources to trust departments and other financial intermediaries for shareholder servicing and/or distribution assistance with respect to Class Y Shares. See also "Additional Information" below.


Shareholder Services Plan for Class I Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

Additional Information

         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third business day after the day the net asset value of the redeemed shares was determined.

         The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

 "How are dividends and distributions paid?"

Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y Shares investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Kentucky Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.


         It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Kentucky income taxes.


         During the last calendar year, the Fund's dividends consisted of the following:

Calendar Year
12/31/07
                     Exempt Interest        Capital            Ordinary
                     Dividends              Gains              Dividend Income
                                            Dividends
Class Y Shares       87.70%                 12.30%             0.00%

Class I Shares       85.66%                 14.34%             0.00%


         The U.S. Supreme Court has under review a Kentucky state court decision holding that the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violates the U.S. Constitution. If the Supreme Court affirms the Kentucky court's decision, Kentucky (and all other states that differentially tax interest on in-state and out-of-state municipal obligations) may then be required to accord equal income tax treatment to all interest on municipal obligations. While it is impossible to predict the consequences of such an outcome, they may include effects on the net asset values of the shares, and/or on the tax treatment of the dividends, of some or all funds that invest substantially or exclusively in the municipal obligations of a single state, including the Fund. Regardless of the outcome of the case, the Federal tax-exempt status of the dividends on municipal obligations will not be affected. The case was argued in November, 2007 with a decision likely to be handed down by mid-2008.


         Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

         Kentucky Obligations acquired by the Fund after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in "market discount" gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Fund could elect to accrue such market discount as ordinary income during the period it holds such Kentucky Obligations.

         If the Fund acquires Kentucky Obligations at a premium over the principal amount, the Fund must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.


         In the event the Fund acquires or sells futures or options, the income from such arrangements may result in taxable ordinary income. Capital gains dividends (net long-term gains over net short-term losses)(which generally may exclude post-October 31 capital losses for this purpose) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.


         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund which are not offset by capital gains are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Fund's gains or losses on sales of Kentucky Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

         You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

         Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky taxes?"


         Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.



         In addition, with respect to distributions of interest income made by the Fund from obligations issued by states and their municipalities outside of Kentucky which pay interest exempt from regular Federal income taxes (e.g., other than Kentucky Obligations), the Kentucky Court of Appeals has ruled in Davis v. Department of Revenue that Kentucky's taxation of income derived from bonds issued outside the state is facially unconstitutional because it affords more favorable tax treatment to in-state bonds than it does to extraterritorially issued bonds and, therefore, violates the dormant Commerce Clause of the U.S. Constitution. The consequence of this decision is that distributions of interest income made by the Fund from non-Kentucky Obligations would similarly be exempt from Kentucky income tax. As discussed above, the case is currently under review by the U.S. Supreme Court and the decision could be reversed on a retroactive basis.



         Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains distributions, will generally not be exempt from Kentucky income tax.


         Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                           Class Y
                                              -----------------------------------------------------------------
                                                                   Year Ended December 31,
                                              -----------------------------------------------------------------
                                                2007           2006          2005          2004          2003
                                              --------       --------      --------      --------      --------

Net asset value, beginning of period .....    $  10.59       $  10.61      $  10.75      $  10.70      $  10.67
                                              --------       --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income ..................        0.41++         0.41+         0.41+         0.44+         0.46+
  Net gain (loss) on securities (both
    realized and unrealized) .............       (0.14)          0.01         (0.14)         0.05          0.03
                                              --------       --------      --------      --------      --------
  Total from investment operations .......        0.27           0.42          0.27          0.49          0.49
                                              --------       --------      --------      --------      --------
Less distributions):
  Dividends from net investment income ...       (0.41)         (0.41)        (0.41)        (0.44)        (0.46)
  Distributions from capital gains .......       (0.06)         (0.03)           --            --            --
                                              --------       --------      --------      --------      --------
  Total distributions ....................       (0.47)         (0.44)        (0.41)        (0.44)        (0.46)
                                              --------       --------      --------      --------      --------
Net asset value, end of period ...........    $  10.39       $  10.59      $  10.61      $  10.75      $  10.70
                                              ========       ========      ========      ========      ========
Total return (not reflecting sales charge)        2.63%          4.08%         2.55%         4.65%         4.65%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $ 41,648       $ 46,625      $ 47,816      $ 48,795      $ 46,313
  Ratio of expenses to average
    net assets ...........................        0.60%          0.61%         0.62%         0.58%         0.57%
  Ratio of net investment income to
    average net assets ...................        3.92%          3.86%         3.81%         4.11%         4.28%
  Portfolio turnover rate ................       18.92%         19.07%        24.87%        14.31%        17.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average
    net assets ...........................        0.59%          0.61%         0.61%         0.58%         0.56%

----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.


                                                                            Class I
                                              -----------------------------------------------------------------
                                                                    Year Ended December 31,
                                              -----------------------------------------------------------------
                                                2007           2006          2005          2004          2003
                                              --------       --------      --------      --------      --------

Net asset value, beginning of period .....    $  10.58       $  10.59      $  10.73      $  10.69      $  10.66
                                              --------       --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income ..................        0.38++         0.38+         0.38+         0.41+         0.43+
  Net gain (loss) on securities (both
    realized and unrealized) .............       (0.14)          0.02         (0.14)         0.03          0.02
                                              --------       --------      --------      --------      --------
  Total from investment operations .......        0.24           0.40          0.24          0.44          0.45
                                              --------       --------      --------      --------      --------
Less distributions:
  Dividends from net investment income ...       (0.38)         (0.38)        (0.38)        (0.40)        (0.42)
  Distributions from capital gains .......       (0.06)         (0.03)           --            --            --
                                              --------       --------      --------      --------      --------
  Total distributions ....................       (0.44)         (0.41)        (0.38)        (0.40)        (0.42)
                                              --------       --------      --------      --------      --------
Net asset value, end of period ...........    $  10.38       $  10.58      $  10.59      $  10.73      $  10.69
                                              ========       ========      ========      ========      ========
Total return (not reflecting sales charge)        2.33%          3.87%         2.24%         4.24%         4.33%

Ratios/supplemental data
  Net assets, end of period
    (in thousands) .......................    $  8,363       $  8,018      $  7,764      $  7,564      $  4,438
  Ratio of expenses to average
    net assets ...........................        0.89%          0.91%         0.92%         0.89%         0.88%
  Ratio of net investment income to
    average net assets ...................        3.62%          3.57%         3.52%         3.79%         3.95%
  Portfolio turnover rate ................       18.92%         19.07%        24.87%        14.31%        17.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average
    net assets ...........................        0.88%          0.90%         0.91%         0.89%         0.87%

 FOUNDERS
 Lacy B. Herrmann, Chairman Emeritus
 Aquila Management Corporation


 MANAGER
 Aquila Investment Management LLC
 380 Madison Avenue, Suite 2300
 New York, New York 10017


 BOARD OF TRUSTEES
 Thomas A. Christopher, Chair
 Diana P. Herrmann
 Timothy J. Leach
 Theodore T. Mason
 Anne J. Mills
 James R. Ramsey


 OFFICERS
 Diana P. Herrmann, President
 Thomas S. Albright, Senior Vice President and Portfolio Manager
 Jerry G. McGrew, Senior Vice President
 Jason T. McGrew, Vice President
 Robert W. Anderson, Chief Compliance Officer
 Joseph P. DiMaggio, Chief Financial Officer and Treasurer
 Edward M. W. Hines, Secretary

 DISTRIBUTOR
 Aquila Distributors, Inc.
 380 Madison Avenue, Suite 2300
 New York, New York 10017

 TRANSFER AND SHAREHOLDER SERVICING AGENT
 PFPC Inc.
 101 Sabin Street
 Pawtucket, Rhode Island 02860

 CUSTODIAN
 JPMorgan Chase Bank, N.A.
 1111 Polaris Parkway
 Columbus, Ohio 43240

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 Tait, Weller & Baker LLP
 1818 Market Street, Suite 2400
 Philadelphia, Pennsylvania 19103

 COUNSEL
 Butzel Long, a professional corporation
 380 Madison Avenue, 22nd Floor
 New York, New York 10017



         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

         In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5086.



                       Churchill Tax-Free Fund of Kentucky

                                   One of The
                              Aquila Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS

                     To make shareholder account inquiries,
                 call the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 02860-1427

                    Ticker Symbol           CUSIP #
                    -------------           -------
     Class Y Shares    CHKYX                171562408
     Class I Shares    CHTSX                171562507

                       Churchill Tax-Free Fund of Kentucky
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


Statement of Additional Information                               April 30, 2008


         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 2008; one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.

            Prospectuses may be obtained from the Fund's Distributor,
                           Aquila Distributors, Inc.

               380 Madison Avenue, Suite 2300, New York, NY 10017
                     800-437-1020 toll-free or 212-697-6666


Financial Statements

         The financial statements for the Fund for the year ended December 31, 2007, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Fund History...............................................................2
Investment Strategies and Risks............................................2
Fund Policies..............................................................7
Management of the Fund.....................................................9
Ownership of Securities...................................................18
Investment Advisory and Other Services....................................19
Brokerage Allocation and Other Practices..................................36
Capital Stock.............................................................37
Purchase, Redemption, and Pricing of Shares...............................39
Additional Tax Information................................................49
Underwriters..............................................................50
Appendix A................................................................51

                       Churchill Tax-Free Fund of Kentucky


                       Statement of Additional Information


                                  Fund History


         Churchill Tax-Free Trust (the "Trust"), was formed on March 30, 1987, as a Massachusetts business trust. Its name was changed from "Churchill Tax-Free Fund of Kentucky" to "Churchill Tax-Free Trust" in June, 1988. The Fund is the original and only active portfolio (series) of the Trust. The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") , Dominion Bond Rating Service ("DBRS") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Kentucky Obligations which the Fund may purchase.

         The table below gives information as to the percentage of Fund net assets invested, as of December 31, 2007, in Kentucky Obligations in the various rating categories:

Highest rating (1) ......................................................77.6%
Second highest rating (2) ...............................................14.5%
Third highest rating (3) .................................................7.9%
Fourth highest rating (4).................................................0.0%
Not rated.................................................................0.0%
                                                                        100.0%
(1) Aaa of Moody's or AAA of S&P, DBRS or Fitch.
(2) Aa of Moody's or AA of S&P, DBRS or Fitch.
(3) A of Moody's, S&P, DBRS or Fitch.
(4) Baa of Moody's or BBB of S&P, DBRS or Fitch.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Kentucky Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Kentucky Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Kentucky issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

Additional Information about the Commonwealth of Kentucky and Kentucky
Obligations

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States. For example, most local school construction is financed from the proceeds of bonds nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. Similar arrangements are used to finance many city and county construction projects but in these cases, the bonds are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In both situations, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. However, there is no reported instance in which a Kentucky school bond has gone into default. In determining marketability of any such issue, the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations.

Determination of the Marketability of Certain Securities

        In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

     Unlike when the Fund purchases or sells a Kentucky Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Kentucky Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

      Municipal Security Index Futures currently are based on a municipal security index developed by the Chicago Board of Trade ("CBT") (the "Municipal Security Index"). Financial Futures contracts based on the current Municipal Security Index began trading on October 25, 2002. The Municipal Security Index is comprised of 100 to 250 tax-exempt municipal securities. Each bond included in the Municipal Security Index must be rated Aaa by Moody's and AAA by S&P and must have a remaining maturity of 10 to 40 years. New issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Security Index quarterly. The value of the Municipal Security Index is computed daily by a recognized independent pricing service according to a formula based on the price of each bond in the Municipal Security Index, as evaluated by the pricing service.

         The Municipal Security Index Futures contract is traded on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's Kentucky Obligations is that the Manager could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Kentucky Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Kentucky Obligations being hedged. If the price of the Future or option moves less than the price of the Kentucky Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Kentucky Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Kentucky Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Kentucky Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Kentucky Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Kentucky Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Kentucky Obligations being hedged if the historical volatility of the prices of the Kentucky Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Kentucky Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Kentucky Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the Kentucky Obligations at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Kentucky Obligations which it had anticipated purchasing.

         The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

         Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Kentucky Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Fund must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Fund will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.


                                  Fund Policies
Investment Restrictions

         The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

         The Fund cannot buy any securities other than Kentucky Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

         The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

         The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

         The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

         The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

         The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

         The Fund can buy those Kentucky Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

         The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income.

         Except in connection with borrowings, the Fund will not issue senior securities.

         The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8. The Fund's investment in obligations subject to the Federal alternative minimum tax is limited.

         As a fundamental policy, at least 80% of the Fund's net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.


                             Management of the Fund

The Board of Trustees

         The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

         The Fund has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee had four meetings during the last fiscal year.
         The Fund has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held three meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.

Trustees and Officers

      The following material includes information about each Trustee and officer and the Chairman Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.


                                                                          Number of
                                                                          Portfolios    Other Directorships
                        Positions Held                                    in Fund       Held by Trustee
                        with Fund and                                     Complex(3)   (The position held is a
Name, Address(1) and    Length of      Principal Occupation(s)            Overseen     directorship unless
Date of Birth           Service(2)      During Past 5 Years               by Trustee   indicated otherwise.)
-------------           -------         -------------------               ----------   ---------------------

Interested
Trustee(4)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive     12           ICI Mutual Insurance Company
New York, NY            since 1995     Officer of Aquila Management
(02/25/58)              and            Corporation, Founder of the
                        President      Aquila Group of Funds (5) and
                        since 1999     parent of Aquila Investment
                                       Management LLC, Manager,  since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Funds since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute (a
                                       trade organization for the U.S.
                                       fund industry dedicated to
                                       protecting shareholder interests
                                       and educating the public about
                                       investing) and head of its Small
                                       Funds Committee since 2004;
                                       active in charitable and
                                       volunteer organizations.


Non-interested
Trustees

Thomas A.               Chair of the   Vice President of Robinson,        3                         None
Christopher             Board of       Hughes & Christopher, C.P.A.s,
Danville, KY            Trustees       P.S.C., since 1977; President, A
(12/19/47)              since 2005     Good Place for Fun, Inc., a
                        and Trustee    sports facility, since 1987;
                        since 1992     currently or formerly active
                                       with various professional and
                                       community organizations.

Timothy J. Leach        Trustee        UC Berkeley Haas School of         3                         None
Orinda, CA              since 2007     Business, Executive Education
(08/28/55)                             Lecturer since 2006; member,
                                       Oxford Financial LLC Investment
                                       Policy Council since January
                                       2007; Expert Affiliate, LECG LLC
                                       since June 2007; Regional Chief
                                       Executive Officer, US Trust
                                       Company, N.A., 2005-2006;
                                       Executive Vice President & Chief
                                       Investment Officer, U.S. Trust
                                       Company, New York, NY,
                                       2004-2005; Executive Vice
                                       President & Chief Investment
                                       Officer, Private Asset
                                       Management Group, Wells Fargo
                                       Bank, San Francisco, CA,
                                       1999-2003.

Theodore T. Mason       Trustee        Executive Director, East Wind      8            Trustee, Premier VIT.
New York, NY            since 1987     Power Partners LTD since 1994
(11/24/35)                             and Louisiana Power Partners,
                                       1999-2003; Treasurer, Fort
                                       Schuyler Maritime Alumni
                                       Association, Inc., successor to
                                       Alumni Association of SUNY
                                       Maritime College, since 2004
                                       (President, 2002-2003, First
                                       Vice President, 2000-2001,
                                       Second Vice President,
                                       1998-2000) and director of the
                                       same organization since 1997;
                                       Director, STCM Management
                                       Company, Inc., 1973-2004; twice
                                       national officer of Naval
                                       Reserve Association, Commanding
                                       Officer of four naval reserve
                                       units and Captain, USNR (Ret);
                                       director, The Navy League of the
                                       United States New York Council
                                       since 2002; trustee, The
                                       Maritime Industry Museum at Fort
                                       Schuyler, 2000-2004; and Fort
                                       Schuyler Maritime Foundation,
                                       Inc., successor to the Maritime
                                       College at Fort Schuyler
                                       Foundation, Inc., since 2000.

Anne J. Mills           Trustee        President, Loring Consulting       4                         None
Castle Rock, CO         since 1987     Company since 2001; Vice
(12/23/38)                             President for Business
                                       Management and CFO, Ottawa
                                       University, since 2006, Vice
                                       President for Business Affairs,
                                       1992-2001; IBM Corporation,
                                       1965-1991; currently active with
                                       various charitable educational
                                       and religious organizations.

James R. Ramsey         Trustee        President, University of           2              Community Bank and Trust,
Louisville, KY          since 1987     Louisville since November 2002;                   Pikeville, KY and Texas
(11/14/48)                             Professor of Economics,                           Roadhouse Inc.
                                       University of Louisville,
                                       1999-present; Kentucky
                                       Governor's Senior Policy Advisor
                                       and State Budget Director,
                                       1999-2002; Vice Chancellor for
                                       Finance and Administration, the
                                       University of North Carolina at
                                       Chapel Hill, 1998 to 1999;
                                       previously Vice President for
                                       Finance and Administration at
                                       Western Kentucky University,
                                       State Budget Director for the
                                       Commonwealth of Kentucky, Chief
                                       State Economist and Executive
                                       Director for the Office of
                                       Financial Management and
                                       Economic Analysis for the
                                       Commonwealth of Kentucky,
                                       Adjunct Professor at the
                                       University of Kentucky,
                                       Associate Professor at Loyola
                                       University-New Orleans and
                                       Assistant Professor at Middle
                                       Tennessee State University.

Other Individuals

Chairman Emeritus(6)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2005,    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees,      fund of the Aquila Group of
                        1987-2005      Funds; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Funds;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Funds since its
                                       establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

Officers

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Funds and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

Thomas S. Albright      Senior Vice    Senior Vice President and              N/A                    N/A
Louisville, KY          President      Portfolio Manager, Churchill
(07/26/52)              since 2000     Tax-Free Fund of Kentucky since
                                       July 2000; Senior Vice
                                       President, Tax-Free Fund For
                                       Utah since 2003, Vice President,
                                       2001-2003 and co-portfolio
                                       manager since 2001; Vice
                                       President and backup portfolio
                                       manager, Tax-Free Trust of
                                       Arizona, since 2004; Vice
                                       President and Portfolio Manager,
                                       Banc One Investment Advisors,
                                       Inc., 1994-2000.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 1994     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.

Todd W. Curtis          Vice           Senior Vice President and              N/A                    N/A
Phoenix, AZ             President      Portfolio Manager, Tax-Free
(06/08/49)              since 2004     Trust of Arizona, since August
                                       2004; Vice President and backup
                                       portfolio manager, Churchill
                                       Tax-Free Fund of Kentucky, since
                                       2004; Vice President and
                                       Portfolio Manager, Banc One
                                       Investment Advisors, Inc. and
                                       its predecessors, 1981-2004.

Jason T. McGrew         Vice           Vice President, Churchill              N/A                    N/A
Elizabethtown, KY       President      Tax-Free Fund of Kentucky since
(08/14/71)              since 2001     2001, Assistant Vice President,
                                       2000-2001; Vice President,
                                       Aquila Rocky Mountain Equity
                                       Fund since 2006; Investment
                                       Broker with Raymond James
                                       Financial Services 1999-2000 and
                                       with J.C. Bradford and Company
                                       1997-1999; Associate Broker at
                                       Prudential Securities 1996-1997.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer        in the Aquila Group of Funds,
                        since 2004     the Manager and the Distributor
                        and            since 2004, Compliance Officer
                        Assistant      of the Manager or its
                        Secretary      predecessor and current parent
                        since 2000     1998-2004; Assistant Secretary
                                       of the Aquila Group of Funds
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Funds since 2003
(11/06/56)              Officer        and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Shareholder of Butzel Long, a          N/A                    N/A
New York, NY            since 1987     professional corporation,
(12/16/39)                             counsel to the Fund, since 2007;
                                       Partner of Hollyer Brady Barrett
                                       & Hines LLP, its predecessor as
                                       counsel, 1989-2007; Secretary of
                                       the Aquila Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Funds since 1995
(12/17/39)              since 1995     and Vice President of the three
                                       Aquila Money-Market Funds since
                                       1990; Vice President of the
                                       Manager or its predecessor and
                                       current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Funds since
(11/02/66)              since 2000     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Funds,
                                       1995-1998.


(1) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 3, are called the "Aquila Group of Funds."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.

                       Securities Holdings of the Trustees
                                (as of 12/31/07)

                                         Dollar Range of Ownership      Aggregate Dollar Range of
                                        in Churchill Tax-Free           Ownership in the
Name of Trustee                         Fund of Kentucky(1)             Aquila Group of Funds (1)
---------------                         ----------------                ---------------------

Interested Trustee

Diana P. Herrmann                                    C                             E

Non-interested Trustees

Thomas A. Christopher                                D                             E

Timothy J. Leach                                     B                             B

Theodore T. Mason                                    C                             D

Anne J. Mills                                        C                             D

James R. Ramsey                                      E                             E

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, Aquila Investment Management LLC, or the Distributor.

Trustee Compensation

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2007, the Fund paid a total of $118,997 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.



                                                                Compensation from all
                                Compensation from the Fund    funds in the Aquila Group    Number of boards on which
             Name                                                    of Funds               the Trustee serves


Thomas A. Christopher                     $28,506                     $ 72,997                         3


Timothy J. Leach                          $11,036                     $ 53,786                         3

Theodore T. Mason                         $16,500                     $132,800                         8

Anne J. Mills                             $18,667                     $ 76,501                         4

James R. Ramsey                           $14,000                     $ 29,000                         2

Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)


                             Ownership of Securities

         On April 2, 2008, the following persons held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.



Name and address of the                        Number of shares           Percent of class
holder of record

Institutional 5% shareholders

NFSS LLC FEBO                              2,542,665 Class A Shares            13.67%
c/o Stock Yards Bank
200 S. 5th Street
Louisville, KY

Merrill Lynch Pierce Fenner                  80,452 Class C Shares             21.15%
& Smith Inc. FBO its customers
4800 Deer Lake Drive East
Jacksonville, FL

Glenview Trust Company                     3,108,840 Class Y Shares            75.47%
4969 US Highway 42, Suite 2000
Louisville, KY

Morgan Keegan & Company, Inc. FBO           259,124 Class Y Shares              6.29%
Bankdan
c/o Kentucky Trust Company
218 W. Main Street
Danville, KY

Danky & Co.                                 223,166 Class Y Shares              5.42%
P.O.Box 28
Danville, KY

Pershing LLC                                596,005 Class I Shares             73.45%
P.O. Box 2052
Jersey City, NJ

                                             61,118 Class I Shares              7.53%
Strafe & Co.
FAO Charles Dishman III Liv. Tr.
P.O. Box 160 Westerville, OH
                                             62,344 Class I Shares              7.68%
Ameritade Inc. FBO customers
P.O. Box 3336
Omaha, NE

Additional 5% shareholders

         The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.


                     Investment Advisory and Other Services


Additional Information about the Manager and the Distributor


Management Fees

During the fiscal years listed, the Fund incurred management fees (investment advisory fees) as follows:

                                 2007 $1,046,917

                                 2006 $1,110,962

                                 2005 $1,183,610

         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

         The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

                  (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

         The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

         The Advisory and Administration Agreement provides that the Manager shall give, as defined therein, to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

         The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a sub-adviser of the Fund under a sub-advisory agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

     (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

         The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% from current fees of 0.40 of 1% of such net asset value.

Additional Information about Advisory Arrangements

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the shareholders of the Fund on April 25, 2003 and has been renewed annually thereafter by the Board of Trustees, most recently on June 11, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."


         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners.


         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners.


         On March 1, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. As described below, the New Advisory Agreement is substantially identical to the advisory and administration agreement currently in effect for the Fund (the "Current Advisory Agreement").



         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. Accordingly, at their meeting held on April 25, 2008, the shareholders of the Fund approved the New Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses will occur. Nor will there be any changes with respect to the services provided for the Fund, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.


Additional Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction


         AMC has one class of common shares, the "Voting Shares," 99.5% of which are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:



Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        20.0%                        44.9%
EBH                             27.5%                        --                           27.5%
DPH                             4.9%                         20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                           0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                           2.0%                         2.0%
Other                           0.5%                         --                           0.5%
Total                                                                                   100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o    EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares; Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.


         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts (the "Transaction"). Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:



Owner                           Direct Ownership             Indirect Ownership*        Total
LBH                             24.9%                        --                         24.9%
T. Randolph Harris ("TRH")      --                           24.9%                      24.9%
EBH                             --                           --                         --
DPH                             4.9%                         20.0%                      24.9%
CBH                             --                           0.2%                       0.2%
CEW                             --                           24.6%                      24.6%
Other                           0.5%                         --                         0.5%
Total                                                                                  100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o    LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.


         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.



         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, consents or approvals by shareholders of other funds in the Aquila Group of Funds could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if it is not approved by all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained from all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, notwithstanding that it has been approved by the Fund's shareholders.


         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.


         Notwithstanding the foregoing, if one or more of LBH or EBH dies before the Manager obtains the approval or consent of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the approval by the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:


(A) If LBH dies before EBH:


Owner                           Direct Ownership         Indirect Ownership         Total
LBH                             --                       --                         --
BAS and then TRH                --                       24.9%                      24.9%
EBH                             24.9%                    --                         24.9%
DPH                             4.9%                     20.0%                      24.9%
CBH                             --                       0.2%                       0.2%
CEW                             --                       24.6%                      24.6%
Other                           0.5%                     --                         0.5%
Total                                                                               100.0%


o    24.9% of the Voting Shares will be held first in LBH's estate, with Barbara
     A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o    EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.


     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).


     (B) If EBH dies before LBH:

Owner                           Direct Ownership          Indirect Ownership      Total
LBH                             24.9%                     --                      24.9%
EBH                             --                        --                      --
BAS and then TRH                --                        24.9%                   24.9%
DPH                             4.9%                      20.0%                   24.9%
CBH                             --                        0.2%                    0.2%
CEW                             --                        24.6%                   24.6%
Other                           0.5%                      --                      0.5%
Total                                                                             100.0%


o    LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.


     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).



The New Advisory Agreement is substantially identical to the Current Advisory Agreement, the material terms of which are described above and in the Prospectus.


Additional Information About the Portfolio Managers


         The Fund's portfolio manager is Mr. Thomas S. Albright. He manages the Fund, is co-portfolio manager of Tax-Free Fund For Utah, and is backup portfolio manager of Tax-Free Trust of Arizona. There are no conflicts of interest between the Fund and these other funds in the Aquila Group of Funds. Mr. Albright manages no other investment companies, no pooled investment vehicles and no other separate accounts. His compensation is a fixed salary, which is not based on performance, with no bonus, and he participates in the Manager's 401(k) Plan. He is compensated by the Manager and receives no compensation from the Fund. Mr. Albright owns securities of the Fund in the range of under $10,000.


     The Fund's backup portfolio manager is Mr. Todd W. Curtis. Mr. Curtis is also portfolio manager of Tax-Free Trust of Arizona. There is no conflict of interest between these two funds. Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

Underwriting Commissions

         During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

                 Sales Charges                       Retained by Distributor

2007             $109,346                            $ 9,351

2006             $123,670                            $11,112

2005             $214,451                            $20,785


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:



Amount of Purchase and Value of All
Class A Shares Held by a Single        Sales Charge as Percentage of Public   Commissions as Percentage of
Purchaser                              Offering Price                         Offering Price

Less than $25,000                      4.00%                                  3.50%
$25,000 but less than $50,000          3.75%                                  3.50%
$50,000 but less than $100,000         3.50%                                  3.25%
$100,000 but less than $250,000        3.25%                                  3.00%
$250,000 but less than $500,000        3.00%                                  2.75%
$500,000 but less than $1,000,000      2.50%                                  2.25%

Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

         During the fiscal year ended December 31, 2007, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2007, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:


                 To Qualified Recipients         To Distributor          To Other Qualified Recipients
Part I           $305,016                        $  10,936               $294,080
Part II          $  38,445                       $  12,816               $ 25,629
Part III         $  16,320                       $         0             $ 16,320

         All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan


         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).


Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2007, $12,815 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended December 31, 2007 payments made to Qualified Recipients under Part II of the Plan with respect to the Fund's Class I Shares amounted to $12,241.

General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

     The Fund's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.

         The Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund's financial statements.


                    Brokerage Allocation and Other Practices

         During the fiscal years ended December 31, 2007, 2006 and 2005 all of the Fund's portfolio transactions were principal transactions and no brokerage commissions were paid.

         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Advisory and Administration Agreement. It provides that the Manager shall select such broker/dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.


                                  Capital Stock

         The Fund has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of any Class A Shares of any of the other funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

         The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Kentucky Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Business Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.


                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

           (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

           (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


        Value of Holdings At the          CDSC You will Pay on           Commission Paid to
          Time of Purchase                    Redemption                  Broker/Dealer

  $1 million and up to $2.5 million         1% in years 1 & 2                   1%


  Over $2.5 million and up to $5           0.50 of 1% in year 1                0.50%
  million                                  0.25 of 1% in year 2

                                                   None               0.25% in 2 payments over 2 years

  Over $5 million                                  None                        0.25%


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares." below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 24-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

         The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                             Amount Distributed to
                                               Broker/Dealer as a Percentage
                                               of Purchase Price

$1 million but less than $2.5 million          1%

$2.5 million but less than $5 million          0.50 of 1%

$5 million or more                             0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

         Class A Shares may be purchased without a sales charge by:

         * current and former Trustees and officers of any funds in the Aquila Group of Funds,


         * the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,


         * selected broker dealers, their officers and employees and other investment professionals,

         * certain persons connected with firms providing legal, advertising or public relations assistance,

         * certain family members of, and plans for the benefit of, the foregoing; and

         * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative , including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

           (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Investors may exchange securities acceptable to the Manager for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

         The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Fund.

         Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Fund or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

         At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

         Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

o    assistance in training and educating the financial advisor's personnel;

o    participation in the financial advisor's conferences and meetings;

o    advertising of the Fund's shares;

o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

o    shareholder appreciation events;

o exhibit space or sponsorships at regional or national events of financial intermediaries;

o    participation in special financial advisor programs;

o continued availability of the Fund's shares through the financial advisor's automated trading platform;

o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;

o inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

o    other comparable expenses at the discretion of the Distributor.

     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.

         The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

         The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

      Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the other tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

                             800-437-1000 toll-free

         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and would result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such loss occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value
         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Fund's Board of Trustees the Fund's normal practice is that most or all of the Kentucky Obligations in the Fund's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Kentucky Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Kentucky Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund's Board of Trustees, the Manager may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.

         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                           Additional Tax Information

Certain Redemptions or Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then either exchange them for shares of a different mutual fund, or redeem them and subsequently acquire shares in a different mutual fund, in either case without having held the original fund shares at least 91 days, you must reduce the tax basis for the shares redeemed or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally, the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Fund intends to meet such requirements.

Tax Effects of Redemptions and Exchanges

         Normally, when you redeem shares of the Fund, or exchange shares of the Fund for shares issued by other funds sponsored by the Manager/Administrator, you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption or the net asset value of the shares received in the exchange and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption or exchange, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will generally be long-term if you held the redeemed/exchanged shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less (which holding period may be extended in the event that the risk of holding shares is reduced by holding substantially similar or related property) are redeemed or exchanged and you have a loss, two special rules apply: the loss is generally disallowed by the amount of exempt-interest dividends, if any, which you received on the redeemed/exchanged shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed/exchanged shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, gain or loss may not be recognized in whole or in part. In such case, your adjusted tax basis in the Class A Shares you receive upon conversion would then equal your adjusted tax basis in the Class C Shares you held immediately before conversion and your holding period for the Class A Shares you receive would then include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2007 were as follows:


Name of Principal         Net Underwriting       Compensation on         Brokerage Commissions  Other
Underwriter               Discounts and          Redemptions and                                Compensation
                          Commissions            Repurchases

Aquila Distributors Inc.  $ 9,351                None                    None                   None(*)

(*) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes superior credit quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes strong credit quality.
Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3        This designation denotes acceptable credit quality.
Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

     Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)      Short term debt rated R-1 (high) is of the highest credit
                quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)    Short term debt rated R-1 (middle) is of superior credit
                quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)       Short term debt rated R-1 (low) is of satisfactory credit
                quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),     Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level
                which is considered only just adequate.

R-3 (high),     Short term debt rated R-3 is speculative, and within the three
R-3 (middle),   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful.


     Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.